Thornburg New York Intermediate
Municipal Fund
February 1, 2011

Class A: THNYX	Class I: TNYIX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Goal
The primary investment goal of Intermediate New York Fund is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about these and other discounts is available from your financial professional and in “Opening Your Account — Buying Fund Shares” on page 71 of the Prospectus.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed	2.00%	none
on Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	none(1)	none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.32%	0.82%

Total Annual Fund Operating Expenses	1.07%	1.32%
Fee Waiver/Expense Reimbursement(2)	(0.08)%	(0.65)%

Total Annual Fund Operating Expenses	0.99%	0.67%
After Fee Waiver/Expense Reimbursement

(1)	A 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2)	Thornburg Investment Management, Inc. (“Thornburg”) has contrac- tually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agree- ment to waive fees and reim- burse expenses may be termi- nated by the Fund at any time, but may not be terminated by Thornburg before February 1, 2012, unless Thornburg ceases to be the investment advisor of the Fund prior to that date.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$299	$526	$771	$1,472
Class I Shares	$68	$354	$661	$1,533
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.79% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by New York State and its agencies, and by New York State local governments and their agencies. Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund’s portfolio is “laddered” by investing in obligations of different maturities so that some obligations mature during each of the coming years.
Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity of normally three to ten years. During temporary periods the Fund’s portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.
The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.
Under normal conditions the Fund invests at least 80% of its assets in municipal obligations originating in New York State which are exempt from New York State and regular federal income taxes, and normally invests 100% of its assets in municipal obligations originating in New York or issued by United States territories and possessions. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal or New York income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund’s temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of the Fund’s income would be subject to federal and New York State and City income taxes.
Principal Investment Risks
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.
Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations and for any investments by the Fund in lower-rated or unrated municipal obligations. When interest rates decrease, the Fund’s dividends may decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.
Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Lower-rated or unrated obligations held by the Fund may have, or may be perceived to have, greater risk of default and ratings downgrades.
Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower-rated and unrated municipal obligations, the value of which may fluctuate more significantly in response to poor economic growth or other

2 Thornburg New York Intermediate Municipal Fund • February 1, 2011	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the obligations promptly, or may only be able to sell obligations at less than desired prices. The market for lower-rated and unrated obligations may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.
Single State Risk – Because the Fund invests primarily in obligations originating in New York, the Fund’s share value may be more sensitive to adverse economic or political developments in that state. The recent recession has had a significant impact on New York’s economy. Budgetary concerns and decreased revenues may negatively affect the ability of state and local issuers to make full and timely principal or interest payments on their debt obligations.
Diversification Risk – The Fund is a nondiversified investment company, which means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund’s share price to decline to a greater degree.
Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 64 of the Prospectus.
Past Performance of the Fund
The following information provides some indication of the risks of investing in Intermediate New York Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A share performance to the Bank of America Merrill Lynch (7-12 year) U.S. Municipal Securities Index, a broad measure of market performance. Average annual total return figures are not shown for Class I shares because Class I shares do not have a full calendar year of operations. The Index is a model portfolio of municipal obligations from throughout the United States, with an average portfolio maturity which ranges from seven to 12 years. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2010. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.
Annual Total Returns – Class A Shares
Highest quarterly results for time
period shown: 5.26% (quarter ended 9-30-09).
Lowest quarterly results for time period shown: -2.88%
(quarter ended 12-31-10).
The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.
Average Annual Total Returns (periods ended 12-31-10)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	-0.21%	3.18%	3.51%

Return After Taxes on Distributions	-0.18%	3.18%	3.51%

Return After Taxes on Distributions	1.04%	3.24%	3.55%
and Sale of Fund Shares

BofA Merrill Lynch	4.03%	5.06%	5.37%
(reflects no deduction for fees, expenses, or taxes)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.
Management
Investment Advisor: Thornburg Investment Management, Inc.
Co-Portfolio Managers:
Josh Gonze, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 1999 and has been one of the persons primarily responsible for management of the Fund since 2007.
Christopher Ihlefeld, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 1996 and has been one of the persons primarily responsible for management of the Fund since 2007.
Christopher Ryon, CFA, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2008 and has been one of the persons primarily responsible for management of the Fund since 2011.

Thornburg New York Intermediate Municipal Fund • February 1, 2011	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Purchase and Sale of Fund Shares
Minimum Initial Purchase
Class A, B, C and D Shares
$5,000 per Fund per account for individual investors.
$2,000 per Fund per account for individual retirement accounts.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Class I Shares
$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.
$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Minimum Subsequent Purchases
All Classes
$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).
Redemptions
You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.
Tax Information
The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal, New York State and New York City individual income taxes. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax. Any capital gains distributions generally are subject to federal, state and local income tax. See “Taxes” on page 83 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
TH2228

4 Thornburg New York Intermediate Municipal Fund • February 1, 2011	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download